UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 18, 2009
HARRIS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1025 West NASA Blvd., Melbourne, Florida	32919

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100
No change
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23
EX-99

Item 8.01 Other Events.
     Harris Corporation (the “Company”) is filing this Current Report on Form 8-K to update its historical business segment information contained in the Company’s Annual Report on Form 10-K for the fiscal year ended June 27, 2008 (“Fiscal 2008 Form 10-K”), to reflect a change in organizational structure and segment reporting effective for fiscal year 2009.
     As previously disclosed, effective for fiscal 2009 (which began June 28, 2008), the Company changed its segment reporting structure. The Company’s segment reporting structure for fiscal 2009 reflects that, effective upon the commencement of fiscal 2009, the RF Communications business (part of the Defense Communications and Electronics segment for fiscal 2008) is reported as its own separate segment, and the Defense Programs business (the other part of the Defense Communications and Electronics segment for fiscal 2008) is reported as part of the Government Communications Systems segment, together with that segment’s existing businesses (Civil Programs, National Intelligence Programs and IT Services). The Broadcast Communications and Harris Stratex Networks segments have not been changed. The Company reports its financial results for fiscal 2009 in the following four business segments: (1) RF Communications, (2) Government Communications Systems, (3) Broadcast Communications and (4) Harris Stratex Networks.
     In Exhibit 99 filed with this Current Report on Form 8-K and incorporated herein by reference, the Company has updated the following Items that were contained in the Fiscal 2008 Form 10-K to reflect the change in segment reporting: “Item 1. Business,” “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation” and “Item 8. Financial Statements and Supplementary Data.” The historical financial information in “Item 8. Financial Statements and Supplementary Data” has been updated from its previous presentation solely to reflect the Company’s new operating segment structure in “Note 1: Significant Accounting Policies,” “Note 8: Goodwill,” “Note 19: Derivative Instruments and Hedging Activity” and “Note 23: Business Segments.” There is no impact on the Company’s previously reported consolidated statements of income, balance sheets, statements of cash flows or statements of comprehensive income and shareholders’ equity; and the previously reported consolidated financial statements have not been updated to reflect any financial results or other changes subsequent to fiscal 2008 (which ended June 27, 2008). All other information in the Fiscal 2008 Form 10-K remains unchanged and has not been otherwise updated for events or development that occurred subsequent to the filing of the Fiscal 2008 Form 10-K with the Securities and Exchange Commission (the “SEC”). For developments since the filing of the Fiscal 2008 Form 10-K, refer to the Company’s Quarterly Reports on Form 10-Q for the periods ending September 26, 2008 and January 2, 2009 (which Quarterly Reports on Form 10-Q also reflect the Company’s current reportable operating segments) and the Company’s Current Reports on Form 8-K (excluding any information and exhibits furnished under either Item 2.02 or Item 7.01 thereof) filed with the SEC since the filing of the Fiscal 2008 Form 10-K.
     By filing this Current Report on Form 8-K, the Company will be able to incorporate the updated information by reference into filings with the SEC, including registration statements filed under the Securities Act of 1933, as amended. The information in this Current Report on Form 8-K, including Exhibit 99, should be read in conjunction with the Fiscal 2008 Form 10-K, which was filed with the SEC on August 26, 2008, and the Company’s subsequent filings with the SEC that are referenced above.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are filed herewith:

23	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

99	Updates to Annual Report on Form 10-K For the Fiscal Year Ended June 27, 2008:
Part I. Item 1. Business
Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II. Item 8. Financial Statements and Supplementary Data

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SIGNATURES
     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION
March 18, 2009	/s/ Gary L. McArthur
	Name:	Gary L. McArthur
	Title:	Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

23	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

99	Updates to Annual Report on Form 10-K For the Fiscal Year Ended June 27, 2008:
Part I. Item 1. Business
Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II. Item 8. Financial Statements and Supplementary Data